Virtus Equity Trend Series,

a series of Virtus Variable Insurance Trust

Supplement dated September 7, 2016 to the Summary and

Statutory Prospectuses dated April 29, 2016

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 7, 2016, the Series’ current subadviser, Euclid Advisors LLC (“Euclid”) is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid as subadviser to the Series, and to Amy Robinson as portfolio manager, are hereby removed from the Series’ prospectuses. Virtus Investment Advisers, Inc. (“VIA”), the Series’ investment adviser, will continue to serve as the Series’ investment adviser and is responsible for the day-to-day management of the Series.

Additional disclosure changes resulting from the removal of the subadviser are described below and are also effective September 7, 2016.

The disclosure under “Portfolio Managers” in the summary prospectus and in the summary section of the statutory prospect is hereby replaced with the following:

>	Michael Davis, a Managing Director at VIA is a manager of the Series. Mr. Davis has served as a Portfolio Manager of the Series since September 2016.
>	Brendan R. Finneran, Managing Director and Equity Trader at VIA, is a manager of the Series. Mr. Finneran has served as a Portfolio Manager of the Series since September 2016.
>	Robert F. Hofeman, Jr., Managing Director and Equity Trader at VIA, is a manager of the Series. Mr. Hofeman has served as a Portfolio Manager of the Series since September 2016.
>	Warun Kumar, Senior Managing Director and Portfolio Manager at VIA, is a manager of the Series. Mr. Kumar has served as a Portfolio Manager of the Series since May 2015.

Under “The Adviser” on page 6 of the statutory prospectus, the second paragraph is hereby replaced with the following:

VIA is responsible for the day-to-day management of the Series’ investments and manages the investments of the Series to conform with its investment policies as described in this prospectus.

Under “Portfolio Management, the disclosure is hereby replaced with the following:

>	Michael Davis. Mr. Davis is a Managing Director at VIA (since September 2016) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

>	Brendan R. Finneran. Mr. Finneran serves as Managing Director and Equity Trader at VIA (since September 2016) and as Portfolio Manager and Trader at Rampart Investment Management Company, LLC, an affiliate of VIA (since July 2008) Mr. Finneran has 12 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades.

Prior to Andover Capital Advisors, Mr. Finneran held various positions at Cone Jacquards and Robert Fleming as Account Manager.

>	Robert F. Hofeman, Jr. Mr. Hofeman serves as Managing Director and Equity Trader at VIA (since September 2016) and as Portfolio Manager and Trader at Rampart Investment Management Company, LLC, an affiliate of VIA (since May 2012). Mr. Hofeman has more than 12 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.

>	Warun Kumar. Mr. Kumar is Senior Managing Director and Portfolio Manager at VIA (since April 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). He also serves as the Chief Investment Officer for Rampart Investment Management, LLC, an affiliate of VIA (since October 2015). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the prospectuses dated April 29, 2016.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT EquityTrendVIAChanges (9/2016)

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Virtus Growth & Income Series,

a series of Virtus Variable Insurance Trust

Supplement dated September 7, 2016 to the Summary and

Statutory Prospectuses dated April 29, 2016

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 7, 2016, Rampart Investment Management Company, LLC (“Rampart”) became the subadviser to Virtus Growth & Income Series. Effective September 7, 2016, Euclid Advisors LLC “(Euclid), currently the subadviser for the Series, is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid as subadviser to the Series, and to David Dickerson and Carlton Neel as portfolio managers, are hereby removed from the Series’ prospectuses. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the Series’ investment adviser. Rampart will serve under an interim subadvisory agreement until such time as the fund’s standard subadvisory agreement is implemented, not to exceed 150 days.

Additionally, effective October 11, 2016, Virtus Growth & Income Series name will be changed to Virtus Enhanced Core Equity Series. Effective October 11, 2016, all references in the fund’s summary and statutory prospectuses to the fund’s former name will be deemed changed to Virtus Enhanced Core Equity Series.

Additional disclosure changes resulting from the subadviser change are described below and are effective September 7, 2016.

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The Series seeks to achieve its investment objective by investing in ETFs, and/or securities representing the following sectors of the S&P 500® Index: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The Series will also invest in exchange-traded funds ("ETFs") representing market segments that include low volatility and high beta securities. Allocations are based on a proprietary rules-based momentum model that looks to overweight those sectors and market segments that experienced stronger recent relative-performance.

An options strategy is employed for the purpose of seeking to generate additional income. The strategy utilizes index-based, out-of-the-money put and call credit spreads. The strategy is driven by implied volatility, as measured by the CBOE Volatility Index® (VIX®), and seeks to exploit pricing inefficiencies in the S&P 500® Index.

The disclosure under “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus is hereby amended by adding the following disclosure:

>	Derivatives Risk. The risk that the Series will incur a loss greater than the Series’ investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

>	Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

>	Fund of Funds Risk. The risk that the Series’ performance will be adversely affected by the assets owned by the other mutual funds in which it invests, and that the layering of expenses associated with the Series’ investment in such other funds will cost shareholders more than direct investments would have cost.

>	Portfolio Turnover Risk. The risk that the Series’ principal investment strategies will result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

>	Sector Focused Investing Risk. The risk that events negatively affecting a particular market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly.

The second paragraph under “Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby revised to state: “Rampart Investment Management Company, LLC (“Rampart”), an affiliate of VIA, is the subadviser to the Series (since September 2016).”

The disclosure under “Portfolio Managers” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

>	Michael Davis, a Portfolio Manager at Rampart is a manager of the fund. Mr. Davis has served as a Portfolio Manager of the fund since September 2016.
>	Brendan R. Finneran, Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since September 2016.
>	Robert F. Hofeman, Jr., Portfolio Manager and Trader at Rampart, is a manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since September 2016.
>	Warun Kumar, Chief Investment Officer and Portfolio Manager at Rampart, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since September 2016.

The disclosure under “More About Principal Investment Strategies” on page 5 of the statutory prospectus is hereby replaced with the following:

The Series seeks to achieve its investment objective by investing in ETFs, and/or securities representing the following sectors of the S&P 500® Index: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities sectors. The Series will also invest in ETFs and/or securities representing market segments that include low volatility and high beta securities (the prices of low volatility securities have historically moved less than the broader market, while those of high beta securities have been more volatile than the broader market). Allocations are based on a proprietary rules-based momentum model that looks to overweight those sectors and market segments that experienced stronger recent relative-performance.

An options strategy is employed for the purpose of seeking to generate additional income. The strategy utilizes index-based, out-of-the-money put and call credit spreads. (A call option is out of the money if the current price of the underlying stock is below the strike price of the option, while a put option is out of the money if the current price of the underlying stock is above the strike price of the option.) The strategy is driven by implied volatility, as measured by the Chicago Board Options Exchange (CBOE®) Volatility Index (VIX®), and seeks to exploit pricing inefficiencies in S&P 500® Index options.

To the extent the Series invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940, as amended. Absent an available exemption, a Series may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment

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company, or (iii) invest more than 10% of its assets in securities of all investment companies. The Series has obtained exemptive relief from the Securities and Exchange Commission ("SEC") to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The Series may rely on the various exemptive orders to invest in ETFs.

The following disclosure is hereby added to the section “More About Principal Risks” on beginning on page 4 of the statutory prospectus:

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Series. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject a Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

As an investment company registered with the SEC, each Series is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a Series investing in such instruments has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect a Series’ ability to invest in derivatives as the Series’ subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act . including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect a Series by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has recently adopted new rules that will apply a new aggregation standard for position limit purposes, which may further limit a Series’ ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a Series’ income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Series’ income or deferring its losses. A Series’ use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Series or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

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Exchange-Traded Funds (ETFs)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Fund of Funds

Achieving the Series’ objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the Series is subject to all risks associated with the underlying mutual funds. Since the Series’ performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. As the underlying funds or the Series’ allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Series may increase or decrease. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

The underlying funds may change their investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series.

Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectus.

Portfolio Turnover

A Series’ investment strategy may result in consistently frequently high turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Series’ performance.

Sector Focused Investing

The value of the investments of a Series that focuses its investments in a particular market sector will be highly sensitive to financial, economic, political and other developments affecting that market sector, and conditions that negatively impact that market sector will have a greater impact on the Series as compared with a Series that does not have its holdings similarly focused. Events negatively affecting the market sectors in which a Series has invested are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Under “The Adviser” on page 5 of the statutory prospectus, the second paragraph is hereby replaced with the following:

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Rampart to serve as subadviser and

4

perform the day-to-day portfolio management of the Series. Rampart is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

Under “The Subadviser” on page 5 of the statutory prospectus, the disclosure is hereby replaced with the following:

Rampart, an affiliate of VIA, is located at One International Place, 14th Floor, Boston, MA 02110. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of March 31, 2016, Rampart had approximately $620 million in assets under management.

From its investment advisory fee, VIA, and not the Series, pays Rampart for its subadvisory services at the rate of 50% of the net advisory fee.

Under “Portfolio Management, the disclosure is hereby replaced with the following:

Michael Davis, Brendan R. Finneran, Robert F. Hofeman, Jr. amd Warun Kumar manage the investments of the Series (since September 2016) and are jointly and primarily responsible for the day-to-day management of the Series’ investments.

>	Michael Davis. Mr. Davis serves as a Portfolio Manager at Rampart (since September 2016) and Managing Director at VIA (since September 2016) and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

>	Brenden R. Finneran. Mr. Finneran serves as Portfolio Manager and Trader at Rampart. Mr. Finneran joined Rampart in July 2008 and has 12 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Mr. Finneran held various positions at Cone Jacquards and Robert Fleming as Account Manager.

>	Robert F. Hofeman, Jr. Mr. Hofeman serves as Portfolio Manager and Trader at Rampart. Mr. Hofeman joined Rampart in May 2012 with more than 12 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.

>	Warun Kumar. Mr. Kumar serves as Chief Investment Officer and Portfolio Manager at Rampart (since October 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar

5

has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the prospectuses dated April 29, 2016.

Investors should retain this supplement with the

Prospectuses for future reference.

VVITT G&IRampartChanges (9/2016)

6

Virtus International Series,

a series of Virtus Variable Insurance Trust

Supplement dated September 7, 2016 to the Summary and

Statutory Prospectuses dated April 29, 2016

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 7, 2016, Duff & Phelps Investment Management Co. (“Duff & Phelps”) became the subadviser to Virtus International Series. Also effective September 7, 2016, Euclid Advisors LLC “(Euclid), currently the subadviser for the Series, is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid Advisors LLC (“Euclid”) as subadviser to the Series are hereby removed from the Series’ prospectuses. Frederick A. Brimberg, a portfolio manager at Euclid and Duff & Phelps, will continue to be the portfolio manager for the Series. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the Series’ investment adviser. Duff & Phelps will serve under an interim subadvisory agreement until such time as the fund’s standard subadvisory agreement is implemented, not to exceed 150 days.

Additional disclosure changes resulting from the subadviser change are described below and are effective September 7, 2016.

The second paragraph under “Management” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA, is subadviser to the Series (since September 2016).

The disclosure under the “Portfolio Management” in the summary prospectuses and in the summary section of the statutory prospectus is hereby replaced with the following:

>	Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps. Mr. Brimberg has served as a Portfolio Manager of the fund since 2012.

Under “The Adviser” on page 7 of the statutory prospectus, the second paragraph is hereby replaced with the following:

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Duff & Phelps to serve as subadviser and perform the day-to-day portfolio management of the Series. Duff & Phelps is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

Under “The Subadviser” on page 7 of the statutory prospectus, the disclosure is hereby replaced with the following:

Duff & Phelps, an affiliate of VIA, is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of June 30, 2016, Duff & Phelps had approximately $10 billion in assets under management on a discretionary basis.

From its investment advisory fee, VIA, and not the Series, pays Duff & Phelps for its subadvisory services at the rate of 50% of the net advisory fee.

Under “Portfolio Management, the disclosure is hereby replaced with the following:

>	Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps (since August 2016) and Euclid Advisors LLC (“Euclid”) (since 2012), an affiliate of Duff & Phelps and VIA. Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co., and Lehman Brothers.

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the prospectuses dated April 29, 2016.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT InternationalDPIMChanges (9/2016)

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Virtus Strategic Allocation Series,

a series of Virtus Variable Insurance Trust

Supplement dated September 7, 2016 to the Summary and

Statutory Prospectuses dated April 29, 2016

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 7, 2016, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) became subadvisers to Virtus Strategic Allocation Series. Also effective September 7, 2016, the investment management fee payable to VIA as investment adviser decreased to 0.55% on the first $250 million of the Series’ assets, 0.50% on the next $250 million of assets and 0.45% on assets over $500 million. Additionally, effective September 7, 2016, the Series’ current subadviser (equity portion), Euclid Advisors LLC (“Euclid”), is removed as subadviser. Accordingly, effective September 7, 2016, all references to Euclid as subadviser to the Series, and to David Dickerson and Carlton Neel as portfolio managers, are hereby removed from the Series’ prospectuses. Virtus Investment Advisers, Inc. (“VIA”) will continue to serve as the Series’ investment adviser. Newfleet Asset Management, LLC, also currently a subadviser, will continue to manage the fixed income portfolio for the Series. Each of Duff & Phelps and Kayne Anderson Rudnick will serve under an interim subadvisory agreement until such time as the Series’ standard subadvisory agreement is implemented, not to exceed 150 days.

Effective September 7, 2016, the Strategic Allocation Series Linked Benchmark consists of 45% Russell 1000® Growth Index (a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies, calculated on a total return basis with dividends reinvested), 15% MSCI EAFE® Index (a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada, calculated on a total return basis with net dividends reinvested) and 40% Barclays U.S. Aggregate Bond Index (an index that measures the U.S. investment grade fixed rate bond market, calculated on a total return basis). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Strategic Allocation Series Linked Benchmark prior to September 7, 2016 represents an allocation consisting of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index. The change in the composition of the fund’s linked benchmark is being made so that it more closely reflects the composition of the fund’s portfolio following the subadviser and investment strategy changes described in this supplement.

Additional disclosure changes resulting from the subadviser and advisory fee changes are described below and are also effective September 7, 2016.

In the section “Fees and “Expenses” in the summary prospectus and the summary section of the statutory prospectus, the “Annual Series Operating Expenses” table is hereby replaced with the following:

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Total Annual Series Operating Expenses(a)	1.07%
Less: Expense Reimbursement(b)	(0.09%)
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	0.98%

(a) The Total Annual Series Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the Series and do not include proxy expenses.

(b) The Series' investment adviser has contractually agreed to limit the Series' total annual operating expenses (excluding front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.98% through April 30, 2017. Following the contractual period, the adviser may discontinue this expense reimbursement arrangement at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Also in this section, the “Example” table is hereby replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$100	$331	$581	$1,298

The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

The Series targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. For the Series’ domestic equity allocation, the subadviser invests in a select group of large market capitalization growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles. For the fund's non-U.S. equity exposure, which may be implemented through American Depositary Receipts (ADRs), the subadviser's process is driven by bottom-up fundamental research and informed by top-down macro views. For the fixed income allocation, the subadviser employs a time-tested approach of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across the fixed income markets. Allocation percentages are measured at time of purchase.

The Series invests in equity and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The Series invests the fixed income portion of its portfolio in all sectors of fixed income securities, primarily in investment grade bonds; however, it may invest in high-yield/high-risk fixed income securities ("junk bonds"), including bank loans (which are generally floating rate). These sectors include, but are not limited to mortgage- and asset-backed, government, corporate, and municipal debt obligations. Normally, the Series’ fixed income allocation has a dollar-weighted average duration of between two and eight years.

The disclosure under “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus is hereby amended by adding the following disclosure:

>	Currency Rate Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

>	Depositary Receipts Risk. The risk that investments in foreign companies through depositary receipts will expose the Series to the same risks as direct investments in securities of foreign issuers.

>	Growth Stocks Risk. The risk that the Series’ investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

>	Large Market Capitalization Companies Risk. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

>	Loan Risk. The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans in which the Series invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.

The second paragraph under “Management” ” in the summary prospectus and in the summary section of the statutory prospectus is hereby revised to state: “Duff & Phelps Investment Management Co. (“Duff & Phelps”) is the subadviser to the international equity portion of the Series, Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) is the subadviser for the domestic equity portion of the Series and Newfleet Asset Management, LLC (“Newfleet”) is the subadviser for the fixed income portion of the Series. Duff & Phelps, Kayne Anderson Rudnick and Newfleet are each an affiliate of VIA.”

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The disclosure under “Portfolio Managers” in the summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

>	David L. Albrycht, CFA, President and Chief Investment Officer at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the Series since 2007.
>	Frederick A. Brimberg, Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps. Mr. Brimberg has served as a Portfolio Manager of the Series since September 2016.
>	Doug Foreman, CFA, Chief Investment Officer at Kayne Anderson Rudnick. Mr. Foreman has served as a Portfolio Manager of the Series since September 2016.
>	Christopher J. Kelleher, CFA, CPA, Senior Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has served as a Portfolio Manager of the Series since September 2016.

The disclosure under “More About Principal Investment Strategies” on page 5 of the statutory prospectus is hereby replaced with the following:

The Series invests in equity and fixed income securities of both U.S. and foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The fund targets an asset allocation consisting of approximately 45% in U.S. equity securities, 15% in non-U.S. equity securities and 40% in fixed income securities. Allocation percentages are measured at time of purchase.

For the Series’ U.S. equity allocation, the subadviser invests in equity securities of large market capitalization companies. As of the date of this Prospectus, the Series’ subadviser considers large market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Index. Because large market capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of June 30, 2016, the market capitalization of companies included in the Russell 1000® Index was $1.14 billion to $524 billion.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

For the Series’ non-U.S. equity allocation, which may be implemented using ADRs, the subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. Generally, the Series invests in non-U.S. issuers having capitalizations that fall within the range of companies included in the MSCI EAFE® Index; however, the Series may invest in medium and small capitalization issuers as well. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation. In evaluating non-U.S. securities for inclusion in the Series, the subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities. As of March 31, 2016, the market capitalization of companies included in the MSCI EAFE® Index was $822 million to $239 billion.

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In determining which equity securities to sell, the subadviser considers several factors. Among those factors are: whether a security has become fully valued, if there has been a material change in the assessment of the company’s fundamentals or original thesis, changes in the macro-economic environment, whether there is a better alternative available, and/or a portfolio rebalancing.

Under normal circumstances, the fixed income portion of the Series is invested in the following sectors of fixed income securities:

•	Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

•	Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield debt instruments, including bank loans (which are generally floating rate), of U.S. issuers.

The Series may invest in all or some of these sectors. If after the time of investment the rating declines, the Series is not obligated to sell the security.

The fixed income portion of the Series employs active sector rotation and disciplined risk management to portfolio construction. The Series’ fixed income assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the Series’ investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fixed income investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the Series’ portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fixed income portion of the Series’ total assets in securities of any single issuer (excluding the U.S. Government, its agencies, authorities or instrumentalities).

The fixed income portion of the Series utilizes a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the Series’ fixed income portion will have an average duration maintained at a level similar to that of its benchmark, the Barclays U.S. Aggregate Bond Index. As of March 31, 2016, the modified adjusted duration of the Barclays U.S. Aggregate Bond Index was 6.71 years; the modified adjusted duration of the Series is expected to be similar in duration to the benchmark. Typically, for a Series maintaining a modified adjusted duration of 6.71 years, a one percent increase in interest rates would cause a 6.71% decrease in the value of the Series’ fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the Series’ fixed income assets to increase by 6.71%.

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Fixed income securities generally will be sold if, in the opinion of the subadviser, they become overvalued, fundamentals change, or portfolio management considerations warrant.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

The following disclosure is hereby added to the section “More About Principal Risks” on beginning on page 5 of the statutory prospectus:

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Loans

Investing in loans (including loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, a Series’ access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Series invests and that the collateral may not be sufficient to cover the amount owed to the Series. If the loan is unsecured, there is no specific collateral on which the Series can foreclose. In addition, if a secured loan is foreclosed, a Series may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Series’ redemption obligations until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Series to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, a Series may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Series could enforce its rights directly against the borrower.

Also in this section, the following is added as an additional subsection under “Equity Securities”:

>	Growth Stocks Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of

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stocks, and as a result they tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Under “The Adviser” on page 8 of the statutory prospectus, the second through fifth paragraphs and the table are hereby replaced with the following:

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Duff & Phelps to serve as subadviser with respect to the international equity portion of the Series, Kayne Anderson Rudnick to serve as subadviser with respect to the domestic equity portion of the Series and Newfleet to serve as subadviser with respect to the fixed income portion of the Series. Duff & Phelps, Kayne Anderson Rudnick and Newfleet perform the day-to-day portfolio management of the Series. Duff & Phelps, Kayne Anderson Rudnick and Newfleet are responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Series pays VIA an investment management fee that is accrued daily against the value of the Series’ net assets at the following annual rate:

1st $250 million	$250+ million through $500 million	Over $500 million
0.55%	0.50%	0.45%

For its last fiscal year, the Series paid advisory fees at the rate 0.60% of its average net assets under the fee schedule in the previously effective investment advisory agreement.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding front-end or contingent deferred sales charges, interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.98% of the Series’ average net assets. This expense limitation agreement is in place through April 30, 2017. After April 30, 2017, VIA may discontinue this expense reimbursement arrangement at any time. Under certain conditions, VIA may recapture operating expenses reimbursed under an expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

The disclosure under “The Subadviser” on page 9 of the statutory prospectus is hereby replaced with the following:

Duff & Phelps, an affiliate of VIA, is a subadviser to the Series (since September 2016) and is responsible for managing the Series’ international equity assets only. Duff & Phelps has offices at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of June 30, 2016, Duff & Phelps had approximately $10 billion in assets under management on a discretionary basis.

Kayne Anderson Rudnick, an affiliate of VIA, is a subadviser to the Series (since July 2016) and is responsible for the Series domestic equity assets only. Kayne Anderson Rudnick is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne Anderson Rudnick acts as subadviser to mutual funds and as investment adviser to institutions and individual and as of June 30, 2016, had approximately $10.5 billion in assets under management.

Newfleet, an affiliate of VIA, is a subadviser to the Series (since June 2011) and is located at 100 Pearl Street, Hartford, CT 06103. Newfleet acts as subadviser to mutual funds and as adviser to

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institutions and individuals. As of June 30, 2016, Newfleet had approximately $11.4 billion in assets under management.

From its investment advisory fee, VIA, and not the Series, pays Duff & Phelps for its subadvisory services at the rate of 50% of the net advisory fee applicable to the international equity portion of the Series' assets, Kayne Anderson Rudnick for its subadvisory services at the rate of 50% of the net advisory fee applicable to the domestic international equity portion of the Series’ assets and Newfleet for its subadvisory services at the rate of 50% of the net advisory fee applicable to the fixed income portion of the Series' assets.

Under “Portfolio Management, the disclosure regarding equity investments of the Series is hereby replaced with the following:

Frederick A. Brimberg of Duff & Phelps manages the international equity investments of the Series (since September 2016).

>	Mr. Brimberg is Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps (since September 2016) and Euclid Advisors LLC (“Euclid”) (since 2012), an affiliate of Duff & Phelps and VIA. Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with positions at Brimberg & Co., and Lehman Brothers.

Doug Foreman, CFA, of Kayne Anderson Rudnick manages the domestic equity investments of the Series (since September 2016).

>	Mr. Foreman is Chief Investment Officer (since January 2014), (Co-chief Investment Officer, 2013), playing a leadership role in Kayne Anderson Rudnick's equity investment operations and is a member of the Executive Management Committee. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994 - 2006).

All other disclosure concerning the Series, including fees and expenses, remains unchanged from the prospectuses dated April 29, 2016.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019/StratAllocKayneChanges (9/2016)

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Virtus Equity Trend Series, Virtus Growth & Income Series,

Virtus International Series and Virtus Strategic Allocation Series,

each a series of Virtus Variable Insurance Trust

Supplement dated September 7, 2016 to the

Statement of Additional Information (“SAI”) dated April 29, 2016

Important Notice to Investors

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 7, 2016,

•	Rampart Investment Management Company, LLC (“Rampart”) became the subadviser to Virtus Growth & Income Series;

•	Duff & Phelps Investment Management Co. (“Duff & Phelps”) became the subadviser to International Series; and

•	Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”) became subadvisers to Virtus Strategic Allocation Series.

Also effective September 7, 2016, Euclid Advisors LLC (“Euclid”), a subadviser to Virtus Equity Trend Series, Virtus Growth & Income Series, Virtus International Series and Virtus Strategic Allocation Series, is removed as subadviser to each of these Series. Accordingly, effective September 7, 2016, all references to Euclid as subadviser, and to David Dickerson, Carlton Neel and Amy Robinson as portfolio managers, are hereby removed from the Series’ prospectuses. Frederick A. Brimberg, a portfolio manager at Euclid and Duff & Phelps, will continue to be the portfolio manager for the Virtus International Series.

Virtus Investment Advisers, Inc., the investment adviser for the each of the Series, will continue to serve as investment adviser and will be responsible for the day-to-day management of the Virtus Equity Trend Series. Newfleet Asset Management, LLC, also currently a subadviser, will continue to manage the fixed income portfolio for the Virtus Strategic Allocation Series.

Additionally, effective October 11, 2016, the Virtus Growth & Income Series’ name will change to Virtus Enhanced Core Equity Series. On October 11, 2016, all references in the SAI to the Series’ former name will be deemed changed to Virtus Enhanced Core Equity Series.

Additional disclosure changes resulting from the subadviser changes are described below and are effective September 7, 2016.

In the “Glossary” beginning on page 3, the entry for “Kayne Anderson Rudnick” is hereby revised, and entries for Duff & Phelps and Rampart, are hereby added as shown below:

Duff & Phelps	Duff & Phelps Investment Management Co., subadviser to the International Series, Real Estate Securities Series and Strategic Allocation Series (international equity only)
Kayne Anderson Rudnick	Kayne Anderson Rudnick Investment Management, LLC, subadviser to the Capital Growth Series, Small-Cap Growth Series, Small-Cap Value Series and Strategic Allocation Series (domestic equity only)
Rampart	Rampart Investment Management Company, LLC, subadviser to the Growth & Income Series

In the table “Non-Public Portfolio Holdings Information” on page 9, the middle column in the row entitled “Subadvisers” is hereby amended to include Rampart Investment Management Company, LLC in the list of subadvisers.

Under “Investment Advisory Agreement and Expense Limitation Agreement” on page 71, the following information replaces that shown for the Strategic Allocation Series:

First $250 million	Next $250 million	Over $500 million
0.55%	0.50%	0.45%

Under “Options” on page 38, the disclosure in the first two entries in the column entitled “Series-Specific Limitations” is hereby amended to indicate that these limitations do not apply to Virtus Growth & Income Series.

Under “Subadvisers and Subadvisory Agreements” on page 73, the subheading for Duff & Phelps Investment Management Co. is hereby replaced with the following:

Duff & Phelps Investment Management Co. – International Series, Real Estate Securities Series and Strategic Allocation Series (international equity portion)”

Duff & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of June 30, 2016, Duff & Phelps had approximately $10 billion in assets under management on a discretionary basis.

International Series	50% of the net advisory fee
Real Estate Securities Series	50% of the net advisory fee
Strategic Allocation Series (international equity portion)	50% of the net advisory fee

Additionally, the subheading for Kayne Anderson Rudnick is hereby revised to read: “Kayne Anderson Rudnick Investment Management, LLC – Capital Growth Series, Small-Cap Growth Series, Small-Cap Value Series and Strategic Allocation Series (domestic equity portion)” The following row is hereby added to the table showing subadvisory fees paid to Kayne Anderson Rudnick:

Strategic Allocation Series (domestic equity portion)	50% of the net advisory fee

Also in this section, the following disclosure is hereby added:

Rampart Investment Management Company, LLC – Growth & Income Series

Rampart is located at One International Place, 14th Floor, Boston, MA 02110. Rampart is a wholly owned indirect subsidiary of Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of March 31, 2016, Rampart had approximately $620 million in assets under management.

For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by the Series.

Under “Portfolio Managers” on page 77, the table listing the portfolio managers is hereby revised by replacing the entries for each of the Equity Trend Series, Growth & Income Series and the Strategic Allocation Series with the following, as appropriate:

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Series	Portfolio Manager
Growth & Income Series	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Equity Trend Series	Michael Davis Brendan R. Finneran Robert F. Hofeman, Jr. Warun Kumar
Strategic Allocation Series	David L. Albrycht, CFA Frederick A. Brimberg Doug Foreman, CFA

In the subsection “Description of any Potential Material Conflicts of Interest,” on page 78 the caption “VIA, Duff & Phelps, Euclid, Kayne and Newfleet” is hereby replaced with “VIA, Duff & Phelps, Kayne Anderson Rudnick, Newfleet and Rampart.”

In the subsection “Portfolio Manager Compensation,” on page 78 the caption “VIA, Duff & Phelps, Euclid, Kayne and Newfleet” is hereby replaced with “VIA, Duff & Phelps, Kayne Anderson Rudnick, Newfleet and Rampart.”

All other disclosure concerning the Series, including fees (other than as described above) and expenses, remains unchanged from the SAI dated April 29, 2016.

Investors should retain this supplement with the

SAI for future reference.

VVIT SAI/EqTrendInt’lG&I&StratAllocChanges (9/2016)

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